Pursuant to Rule 12b-32 under the Act, the Credit Agreement, dated as of December 21, 2001 between Televisa, the Banks set forth therein and JPMorgan Chase Bank, as administrative agent for the Banks is incorporated herein by reference to Exhibit 10.5 of Amendment No. 1 to the Form F-4, which amendment was filed by Televisa on January 30, 2002.